UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 02/22/2006

Amedisys, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-24260

Delaware	11-3131700
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11100 Mead Road

Suite 300

Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.	Results of Operations and Financial Condition

On February 22, 2006, Amedisys, Inc. (the “Company”) issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as previously set forth by specific reference in such a filing.

When included in this Current Report on Form 8-K, the words “intends,” “anticipates,” “believes,” “estimates” and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, among others, general economic and business conditions, current cash flows and operating deficits, debt service needs, adverse changes in federal and state laws relating to the health care industry, competition, regulatory initiatives and compliance with governmental regulations, patient preferences and various other matters, many of which are beyond the Company’s control. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or any changes in the Company’s expectations with regard thereto or any changes in events, conditions or circumstances on which any statement is based.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 22, 2006, the Company announced the resignation of Gregory H. Browne, its Chief Financial Officer. Mr. Browne will continue to serve as the Company’s Chief Financial Officer until his replacement is named. At such time, the Company will file a subsequent Form 8-K announcing Mr. Browne’s departure date and the appointment of its new Chief Financial Officer.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Exhibits

99.1	Press release dated February 22, 2006, announcing the Company’s operating results for the fourth quarter and year ended December 31, 2005 and the resignation of its Chief Financial Officer

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amedisys, Inc.

Date: February 23, 2006	By:	/s/ William F. Borne
William F. Borne
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Press release dated February 22, 2006, announcing the Company’s earnings for the forth quarter and year ended December 31, 2005 and the resignation of its Chief Financial Officer